EXHIBIT 10.40

PINNACLE FOODS INC.
2013 OMNIBUS INCENTIVE PLAN

RESTRICTED STOCK AWARD AGREEMENT
THIS RESTRICTED STOCK AWARD AGREEMENT (the “Agreement”), is made effective as of the date set forth on the signature page (the “Signature Page”) attached hereto (the “Date of Grant”), between Pinnacle Foods Inc., a Delaware corporation or any successor thereto (the “Company”) and the participant identified on the Signature Page attached hereto (the “Participant”).
R E C I T A L S:
WHEREAS, the Company has adopted the Pinnacle Foods Inc. 2013 Omnibus Incentive Plan (the “Plan”), the terms of which Plan are incorporated herein by reference and made a part of this Agreement, and capitalized terms not otherwise defined herein shall have the same meanings as in the Plan; and
WHEREAS, the Board has determined that it would be in the best interests of the Company and its stockholders to grant the restricted stock award provided for herein to the Participant pursuant to the Plan and the terms set forth herein;
NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties agree as follows:
1.The Restricted Shares.
(a)    Subject to the terms and conditions of the Plan and the additional terms and conditions set forth in this Agreement, effective as of the Date of Grant specified on the Signature Page attached hereto, the Company hereby grants to the Participant an Award consisting of the number of shares of Restricted Stock (the “Restricted Shares”) set forth on the Signature Page attached hereto.
2.    Vesting of the Restricted Shares. The Restricted Shares shall vest and become non-forfeitable in accordance with Schedule I attached hereto.
3.    Certificates. Certificates evidencing the Restricted Shares may be issued by the Company and any such certificates shall be registered in the Participant’s name on the stock transfer books of the Company promptly after the date hereof, but shall remain in the physical custody of the Company or its designee at all times prior to the later of (x) the vesting of

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Restricted Shares pursuant to this Agreement, and (y) the expiration of any transfer restrictions set forth in this Agreement or otherwise applicable to the Restricted Shares. As soon as practicable following such time, certificates for the Shares shall be delivered to the Participant or to the Participant’s legal guardian or representative along with the stock powers relating thereto. No certificates shall be issued for fractional Shares. Notwithstanding the foregoing, the Company may elect to recognize the Participant’s ownership through uncertificated book entry. To the extent required by the Company, the Participant shall deliver to the Company a stock power, duly endorsed in blank, relating to the Restricted Shares that have not previously vested. However, the Company shall not be liable to the Participant for damages relating to any delays in issuing the certificates to the Participant, any loss by the Participant of the certificates, or any mistakes or errors in the issuance of the certificates or in the certificates themselves.
4.    Rights as a Stockholder. The Participant shall be the record owner of the Restricted Shares until or unless such Restricted Shares are forfeited pursuant to the terms of this Agreement, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights with respect to the Restricted Shares; provided that (i) any cash or in‑kind dividends paid with respect to the Restricted Shares shall be accumulated by the Company and shall be paid to the Participant only when, and if, such Restricted Shares shall become vested pursuant to the terms of this Agreement, and (ii) the Restricted Shares shall be subject to the limitations on transfer and encumbrance set forth in Section 7 of this Agreement.
5.    Legend on Certificates. To the extent applicable, all book entries (or certificates, if any) representing the Restricted Shares delivered to the Participant as contemplated by Section 1 above shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Restricted Shares are listed or quoted or market to which the Shares are admitted for trading, and any applicable Federal or state or any other applicable laws and the Company’s Certificate of Incorporation and Bylaws, and the Committee may cause notations to be made next to the book entries (or a legend or legends put on certificates, if any) to make appropriate reference to such restrictions. Any such book entry notations (or legends on certificates, if any) shall include a description to the effect of the restrictions set forth in Section 7 below.
6.    No Right to Continued Service. Neither the Plan nor this Agreement nor the granting of the Restricted Shares evidenced impose any obligation on the Company or any Affiliate to continue to engage the Participant’s services as a member of the Board. Further, the Company or any Affiliate may at any time discontinue any service relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

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7.    Transfer Restrictions. The Restricted Shares may not, at any time prior to becoming vested pursuant to the terms of this Agreement, be Transferred and any such purported Transfer shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. “Transfer” shall mean (in either the noun or the verb form, including with respect to the verb form, all conjugations thereof within their correlative meanings) with respect to any security, the gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration, whether directly or indirectly, and whether voluntary, involuntary or by operation of law) of such security or any interest therein.
8.    Prior Agreements; Full Satisfaction.
(a)    This Agreement and the documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and therein.
(b)    This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter. The Restricted Shares granted herein are in full satisfaction of any equity grants or long-term stock-based incentive awards set forth in any offer letter or description of your terms of service on the Board entered into by and between you and the Company or provided to you by the Company.
9.    Withholding.
(a)    The Company shall have the right and is hereby authorized to withhold, from any Shares or from any compensation (including from payroll or any other amounts payable to the Participant) the amount (in cash, Shares, or other property) of any required withholding taxes in respect of the Restricted Shares, their grant or vesting or any payment or transfer with respect to the Restricted Shares, and to take such action as may be necessary in the opinion of the Committee to satisfy all obligations for the payment of such withholding taxes, provided, however, that no amounts shall be withheld in excess of the Company’s statutory minimum withholding liability.
(b)    Notwithstanding the foregoing, the Participant acknowledges and agrees that to the extent consistent with applicable law and the Participant’s status as an independent consultant for U.S. Federal income tax purposes, the Company does not intend to withhold any amounts as federal income tax withholdings under any other state or federal laws, and Participant hereby agrees to make adequate provision for any sums required to satisfy all applicable federal,

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state, local and foreign tax withholding obligations of the Company which may arise in connection with the Restricted Shares.
10.    Securities Laws; Cooperation. Upon the vesting of any Restricted Shares, the Participant will make or enter into such written representations, warranties and agreements as the Committee may reasonably request in order to comply with applicable securities laws, the Plan or with this Agreement.
11.    Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Treasurer and a copy to the General Counsel, each copy addressed to the principal Participant office of the Company and to the Participant at the address appearing in the personnel records of the Company for the Participant or to either party at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.
12.    Choice of Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the laws of the state of Delaware without regard to conflicts of laws. Any suit, action or proceeding with respect to this Agreement (or any provision incorporated by reference), or any judgment entered by any court in respect of any thereof, shall be brought in any court of competent jurisdiction in the state of New York or the State of Delaware, and each of the Participant, the Company, and any transferees hereby submits to the exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding, or judgment. Each of the Participant, the Company, and any transferees hereby irrevocably waives (a) any objections which it may now or hereafter have to the laying of the venue of any suit, action, or proceeding arising out of or relating to this Agreement (or any provision incorporated by reference) brought in any court of competent jurisdiction in the state of Delaware, (b) any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum and (c) any right to a jury trial.
13.    Shares Subject to Plan. The Participant acknowledges that the Participant has received and read a copy of the Plan. The Restricted Shares granted hereunder are subject to the terms and provisions of the Plan, as may be amended from time to time, and which are hereby incorporated by reference. In the event of a conflict between any term or provision contained herein and a term or provision of the Plan, the applicable terms and provisions of the Plan will govern and prevail.
14.    Amendment. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate this Agreement, but no such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination

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shall materially adversely affect the rights of the participant hereunder without the consent of the Participant.
15.    Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
[Signatures on next page.]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the Grant Date.

Grant Date:
Restricted Shares:

Participant

____________________________________

[Signature Page – Restricted Stock Award Agreement]
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Agreed and accepted:

PINNACLE FOODS INC.

____________________________________
By:
Its:

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Schedule I
Vesting
(a)    Vesting. So long as the Participant continues to serve as a member of the Board, the Restricted Shares shall become vested with respect to 100% of the Restricted Shares on the earlier of (i) the first anniversary of the Date of Grant or (ii) the next annual meeting of the shareholders of the Company (such vested Restricted Shares, “Shares”). Notwithstanding any other provision of the Agreement to the contrary, in the event of a Change in Control, the Restricted Shares shall, to the extent not then vested or previously forfeited or cancelled, become fully vested.
(b)    Termination of Service on the Board. If the Participant ceases to serve as a member of the Board for any reason, the Restricted Shares shall, to the extent not then vested or previously forfeited, immediately become forfeited without any further action by the Company or the Participant, and without any payment of consideration therefor.

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